CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-7

DERIVED INFORMATION   8/23/05

[$974,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$989,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[U.S. Bank N.A.]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

[$974,000,000] (Approximate)

Home Equity Pass-Through Certificates, Series 2005-7

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (Fitch/Moody’s/S&P/DBRS)
1-A -1	-	[250,000,000]	I	Senior/Adj	LIBOR + [ ]%	[2.0]	[AAA ] / [Aaa ] / [AAA ] / [AAA ]
2-A-1	[303,000,000]	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[1.0]	[AAA ] / [Aaa ] / [AAA ] / [AAA ]
2-A-2	[226,000,000]	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[3.0]	[AAA ] / [Aaa ] / [AAA ] / [AAA ]
2-A-3	[18,500,000]	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[5.8]	[AAA ] / [Aaa ] / [AAA ] / [AAA ]
M-1	[36,500,000]	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.6]	[AA+ ] / [Aa1 ] / [AA+ ] / [AA high]
M-2	[33,000,000]	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.4]	[AA ] / [Aa2 ] / [AA ] / [AA ]
M-3	[21,000,000]	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.3]	[AA- ] / [Aa3 ] / [AA ] / [AA low ]
M-4	[16,000,000]	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	[A+ ] / [A1 ] / [AA- ] / [A high]
M-5	[16,500,000]	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	[A ] / [A2 ] / [A+ ] / [A ]
M-6	[14,500,000]	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	[A- ] / [A3 ] / [A ] / [A ]
M-7	[14,500,000]	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.1]	[BBB+] / [Baa1] / [A- ] / [A low]
B-1	[10,000,000]	-	I & II	Subordinate/Adj	LIBOR + [ ]%	[4.1]	[BBB ] / [Baa2] / [BBB+] / [BBB high]
B-2	[8,500,000]	-	I & II	Subordinate/Adj	LIBOR + [ ]%	[4.1]	[BBB ] / [Baa3] / [BBB ] / [BBB ]
B-3	[6,000,000]		I & II	Subordinate/Adj	LIBOR + [ ]%	[4.1]	[BBB-] / [Ba1 ] / [BBB-] / [BBB ]
Total	[724,000,000]	[250,000,000]

Non-Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (Fitch/Moody’s/S&P/DBRS)
R (3)	[50]	-	II	Residual	LIBOR + [ ]%	N/A	[AAA ] / [--- ] / [AAA ] / [AAA ]
P (4)	[50]	-	I & II	Prepayment Penalties	N/A	N/A	[AAA ] / [--- ] / [AAA ] / [AAA ]
B-4	[10,000,000]	-	I & II	Subordinate/Adj	LIBOR + [ ]%	[4.0]	[BB+ ] / [Ba2 ] / [BB+ ] / [BB high]
B-5	[5,000,000]	-	I & II	Subordinate/Adj	LIBOR + [ ]%	[3.6]	[BB ] / [--- ] / [BB+ ] / [BB high]
X	-	-	I & II	Subordinate	N/A	N/A	N/A

(1)

100% of the Prospectus Prepayment Curve (“PPC”) for the fixed rate collateral assumes 4.60% Constant Prepayment Rate (“CPR”) in the first month of the life of the mortgage loans, which then increases by approximately 1.67% CPR in each of the following 11 months.  In month 12, and thereafter, 100% PPC for the fixed rate collateral assumes 23.00% CPR.  100% PPC for the adjustable rate loans assumes 8.00% CPR in the first month of the life of the mortgage loans, which then increases by approximately 2.00% CPR in each of the following 11 months.  In month 12 through 22, 100% PPC for the adjustable rate loans assumes 30.00% CPR.  In month 23 through 27, 100% PPC for the adjustable rate loans assumes 55.00% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate loans is assumed to remain constant at 35.00% CPR.   The bonds are priced to call at 100% of the PPC and assuming one-month LIBOR and six-month LIBOR are 3.80% and 4.10%, respectively.  The initial class principal balances of the certificates are subject to a variance of no more than plus or minus 5% prior to their issuance.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

The Class P Certificates are entitled to all prepayment penalties that the servicers receive from collections on the mortgage loans.

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston, LLC. (sole manager).
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Servicers:

Select Portfolio Servicing (“SPS”) (approximately [50.0%]), Wells Fargo Bank, N.A. (approximately [35.0%]) and Ocwen Federal Bank, FSB (approximately [15.0%]).  Refer to additional information about SPS on page 13 herein.

Trustee:	[U.S. Bank National Association]
Swap Provider:	Credit Suisse First Boston International [‘Aa3’/’P-1’ Moody’s; ‘A+’/’A-1’ S&P; ‘AA-‘/’F-1+’ Fitch]
Loss Mitigation Advisor:	The MurrayHill Company
Cut-off Date:	On or about September 1, 2005 for the initial Mortgage Loans.
Investor Settlement:	On or about [October 4, 2005], Closing Date [October 3, 2005]
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in October 2005.
Accrual Period:

For any class of Offered Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, the closing date) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	0 days.
Prospectus Prepayment Speed (“PPC”):

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.67% CPR per month to 23.00% CPR in month 12, and remaining at 23.00% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes 8.00% CPR in the first month of the life of the mortgage loans, which then increases by approximately 2.00% CPR in each of the following 11 months.  In month 12 through 22, 100% PPC for the adjustable rate loans assumes 30.00% CPR.  In month 23 through 27, 100% PPC for the adjustable rate loans assumes 55.00% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate loans is assumed to remain constant at 35.00% CPR.

Certificate Ratings:

The Class A Certificates, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3 Certificates are expected to be rated by Fitch, Moody’s, S&P, and DBRS.

Class 1-A-1:

[AAA ] / [Aaa  ] / [AAA ] / [AAA ]

Class 2-A-1:

[AAA ] / [Aaa  ] / [AAA ] / [AAA ]

Class 2-A-2:

[AAA ] / [Aaa  ] / [AAA ] / [AAA ]

Class 2-A-3:

[AAA ] / [Aaa  ] / [AAA ] / [AAA ]

Class M-1:

[AA+ ] / [Aa1 ] / [AA+ ] / [AA high]

Class M-2:

[AA  ] / [Aa2 ] / [AA  ] / [AA  ]

Class M-3:

[AA- ] / [Aa3 ] / [AA  ] / [AA Lo]

Class M-4:

[A+  ] / [A1  ] / [AA-  ] / [A high]

Class M-5:

[A   ] / [A2  ] / [A+  ] / [A   ]

Class M-6:

[A-  ] / [A3  ] / [A   ] / [A   ]

Class M-7:

[BBB+] / [Baa1] / [A-  ] / [A low]

Class B-1:

[BBB ] / [Baa2] / [BBB+] / [BBB high]

Class B-2:

[BBB ] / [Baa3] / [BBB ] / [BBB ]

Class B-3:

[BBB-] / [Ba1 ] / [BBB-] / [BBB ]

Optional Call:	The transaction will have a 10% optional call.
Prefunding Amount:	Approximately [10.0%] - [15.0%]
Capitalized Interest Acct:	TBD
Offered Certificates:	The Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3 Certificates.
ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class 1-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3 may be purchased by employee benefit plans that are subject to ERISA.  During the period that the Swap Agreement is outstanding, plan investors will be required to represent that they have available certain exemptions based upon the identity of the plan or the fiduciary making the investment decisions on behalf of the plan.

SMMEA Treatment:	None of the classes will constitute “mortgage related securities” for purposes of SMMEA.
Taxation:	REMIC.
Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin will be increased by the lesser of 50 basis points and (1) the initial pass-through margin for the Class A certificates; and (2) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3 Certificates.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, mortgage insurance (as applicable), and loss mitigation advisor fees accrue.
Pass-through Rate:

The pass-through rate for each Class of Certificates for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month LIBOR for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Group 1 Senior Net Funds Cap:

For any Distribution Date and the Class 1-A-1 Certificates, will be a per annum rate equal to (1) (a) a fraction, expressed as a percentage, the numerator of which is the product of (x) the Optimal Interest Remittance Amount for loan group 1 on such date and (y) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, less (b) a fraction, expressed as a percentage, the numerator of which is the product of (i) the Net Swap Payment made to the Swap Provider, if any, and (ii) 12, and the denominator of which is equal to the aggregate collateral balance (the “Net Swap Payment Rate”), multiplied by (2) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Group 2 Senior Net Funds Cap:

For any Distribution Date and the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, will be a per annum rate equal to (1) (a) a fraction, expressed as a percentage, the numerator of which is the product of (x) the Optimal Interest Remittance Amount for loan group 2 on such date and (y) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, less (b) Net Swap Payment Rate, multiplied by (2) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3 Certificates, a per annum rate equal to a weighted average of (i) the Group 1 Senior Net Funds Cap and (ii) the Group 2 Senior Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the first day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 1, less the Principal Balance of the Class 1-A-1 Certificates.

Subordinate Group 2 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the first day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 2,  less the sum of the Class Principal Balances of the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the lesser of (x) the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap and (y) the Maximum Interest Rate) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The “Basis Risk Carry Forward Amount” will be distributed from certain amounts received by the Swap Administrator from the Swap Agreement, if any, on a senior basis and from the Monthly Excess Cashflow, if any, on a subordinated basis on the same Distribution Date or in any subsequent period.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.
Principal and Interest Advancing:

The servicers will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.
Interest Carry Forward Amount: Principal Remittance Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class) over (B) the amount actually distributed to such Class with respect to interest (including amounts attributable to Interest Carry Forward Amounts) on such prior Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, (6) amounts withdrawn from the swap account (“Swap Account”) up to the amount required to maintain the required overcollateralization amount for such date, and (7) regarding the December 2005 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any distribution date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average mortgage rate less the weighted average servicing fee rate of the mortgage loans in the related loan group as of the first day of the related Collection Period divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Swap Agreement:

On the Closing Date, the Trustee will enter into a Swap Agreement (Notional Schedule displayed on page 11).  Under the Swap Agreement, (i) the Trust will be obligated to pay to the Swap Provider an amount equal to approximately [4.50]% per annum (30/360 accrual) on the product of the notional amount and the factor for the related period (as set forth in the Swap Agreement) and (ii) the Trust will be entitled to receive from the Swap Provider an amount equal to one-month LIBOR (actual/360 accrual) on the product of the notional amount and the factor for the related period (as set forth in the Swap Agreement), until the Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”).

Generally, the Net Swap Payment will be deposited into a Swap Account by the Swap Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement.  In the event that the Trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full,

prior to distributions to Certificateholders.

Credit Enhancement:	1. Excess cashflow.
2. Net Swap Payments received from the Swap Provider (if any)
3. Overcollateralization.
4. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	[20.25%]	[20.25%]	[40.50%]
M-1	[16.60%]	[16.60%]	[33.20%]
M-2	[13.30%]	[13.30%]	[26.60%]
M-3	[11.20%]	[11.20%]	[22.40%]
M-4	[ 9.60%]	[ 9.60%]	[19.20%]
M-5	[ 7.95%]	[ 7.95%]	[15.90%]
M-6	[ 6.50%]	[ 6.50%]	[13.00%]
M-7	[ 5.05%]	[ 5.05%]	[10.10%]
B-1	[ 4.05%]	[ 4.05%]	[ 8.10%]
B-2	[ 3.20%]	[ 3.20%]	[ 6.40%]
B-3	[ 2.60%]	[ 2.60%]	[ 5.20%]

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.10%] of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [2.20%] of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in October 2008 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately [40.50%].
Trigger Event:

A Trigger Event will occur for any Distribution Date on or after the Distribution Date in October 2008 if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [37.0%] of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Cumulative Loss Percentage
October 2008 – September 2009	[3.00%]*
October 2009 – September 2010	[4.75%]*
October 2010 – September 2011	[6.15%]*
October 2011 and thereafter	[6.90%]

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Source for Calculation of One-Month LIBOR:	Telerate Page 3750.
Group Allocation Amount: Distributions to I. Certificateholders:

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement).  For purposes of this definition, the Principal Remittance Amount will be calculated net of subclause (6) in the definition thereof.

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

3.

From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;

4.

From Group 1, to the Loss Mitigation Advisor, any loss mitigation advisor fee remaining unpaid from (2) above, if any;

5.

To the Swap Account, any Net Swap Payment or Swap Termination Payment (if the Swap Agreement default is attributable to the trust) owed to the Swap Provider

6.

Concurrently, to the Class A Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class 1-A-1 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to such classes from the Interest Remittance Amount of the loan group 2 loans and (b) interest amounts distributed to Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates are allocated from the Interest Remittance Amount of the loan group 2 loans prior to amounts being paid to such classes from the Interest Remittance Amount of loan group 1 loans;

7.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

8.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.

To the Class M-4 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.

To the Class M-5 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

To the Class M-6 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.

To the Class M-7 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

14.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then          from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

15.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

16.

To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

17.

To the Class B-4 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

18.

To the Class B-5 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

19.

For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:

1.

First from the Principal Remittance Amount derived from loan group 2, and then from the Principal Remittance Amount derived from loan group 1, to the Swap Account, any unpaid Swap Termination Payment owed to the Swap Provider (if the Swap Agreement default is attributable to the trust);

2.

From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x) the Class 1-A-1 Certificates, and then to (y) the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, in that order, until the respective Class Principal Balance of such classes has been reduced to zero; and

3.

From the Principal Remittance Amount derived from loan group 2, sequentially, first to (w) the Class R Certificates, second (x) on the distribution date in July 2010, to the Class P Certificates, until the Class Principal Balance of such class has been reduced to zero, and third (y) to the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, in that order, and then fourth (z) to the Class 1-A-1 Certificates, until the respective Class Principal Balance of such classes has been reduced to zero; and

4.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and

5. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.

First from the Principal Remittance Amount derived from loan group 2, and then from the Principal Remittance Amount derived from loan group 1, to the Swap Account, any unpaid Swap Termination Payment owed to the Swap Provider (if the Swap Agreement default is attributable to the trust);

2.

From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x) the Class 1-A-1 Certificates, and then to (y) the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, in that order, the Group 1 Allocation Amount and the component of the Principal Remittance Amount representing payments under the Swap Agreement to cover Realized Losses on the group 1 mortgage loans, until the respective Class Principal Balances are reduced to zero; and

3.

From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x) the Class 2-A-1, the Class 2-A-2, and the Class 2-A-3 Certificates, in that order, and then to (y) the Class 1-A-1 Certificates, the Group 2 Allocation Amount and the component of the Principal Remittance Amount representing payments under the Swap Agreement to cover Realized Losses on the group 2 mortgage loans, until the respective Class Principal Balances are reduced to zero;

4.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

5. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1. (A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the required overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a) (i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially, first to

(x) the Class 1-A-1 Certificates and then to (y) the Class 2-A-1, the Class 2-A-2, and the Class 2-A-3 Certificates, in that order, the Group 1 Excess Interest Amount, until the respective Class Principal Balances have been reduced to zero; and

(ii) sequentially, first to (x) the Class 2-A-1, the Class 2-A-2, and the Class 2-A-3 Certificates, in that order, and then to (y) the Class 1-A-1 Certificates, until the respective Class Principal Balances have been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(d) to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(e) to the Class M-4 Certificates, until the Class Principal Balance has been reduced to zero;

(f) to the Class M-5 Certificates, until the Class Principal Balance has been reduced to zero;

(g) to the Class M-6 Certificates, until the Class Principal Balance has been reduced to zero;

(h) to the Class M-7 Certificates, until the Class Principal Balance has been reduced to zero;

(i) to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(j) to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero;

(k) to the Class B-3 Certificates, until the Class Principal Balance has been reduced to zero;

(l) to the Class B-4 Certificates, until the Class Principal Balance has been reduced to zero;

(m) to the Class B-5 Certificates, until the Class Principal Balance has been reduced to zero;

    (B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

2.    To the Class M-1 Certificates, any unpaid realized loss amounts for such Class; **

3. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; ** 4. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class; **
5. To the Class M-4 Certificates, any unpaid realized loss amounts for such Class; ** 6. To the Class M-5 Certificates, any unpaid realized loss amounts for such Class; **
7. To the Class M-6 Certificates, any unpaid realized loss amounts for such Class; **

8.    To the Class M-7 Certificates, any unpaid realized loss amounts for such Class; **

9.    To the Class B-1 Certificates, any unpaid realized loss amounts for such Class; **

10.  To the Class B-2 Certificates, any unpaid realized loss amounts for such Class; **

11.  To the Class B-3 Certificates, any unpaid realized loss amounts for such Class; **

12.  To the Class B-4 Certificates, any unpaid realized loss amounts for such Class; **

13.  To the Class B-5 Certificates, any unpaid realized loss amounts for such Class; **

14. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;**

15.

To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

16.

To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

17.

To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

18.

To the Class M-4 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

19.

To the Class M-5 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

20.   To the Class M-6 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

21.

To the Class M-7 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

22.

To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

23.

To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

24.

To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class; **

25.

To the Class B-4 Certificates, any Basis Risk Carry Forward Amounts for such Class; **

26.

To the Class B-5 Certificates, any Basis Risk Carry Forward Amounts for such Class; **

27.

To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

28.   To the Swap Account, any Swap Termination Payment (if the Swap Agreement default is attributable to the Swap Provider) owed to the Swap Provider

29.   To the Class X Certificates, the amount distributable thereon pursuant to the pooling and                  servicing agreement; and

30.

To the Class R Certificates, any remaining amount.

**

Distributions pursuant to line items 2 through 26 in the excess cashflow waterfall (above) on any distribution date will be made after giving effect to withdrawals from the Swap Account to pay unpaid realized loss amounts and Basis Risk Carry Forward Amounts  to the Certificates on such date.  Refer to page 12 for priorities of the payments from the Swap Account.

Swap Agreement

Shown below is the Swap Agreement notional amount schedule, which generally has been derived by adding (i) for the fixed rate loans, a notional amount corresponding to 1/100th of the collateral balance at 1.35x the pricing speed and (ii) for the adjustable rate loans (a) during the respective fixed rate period, a notional amount corresponding to 1/100th of the collateral balance at 1.35x the pricing speed and (b) during the respective adjustable rate period, zero.

	Notional			Notional
Period	Amount	Factor	Period	Amount	Factor
1	-	-	31	848,600	100.00000
2	9,895,100	100.00000	32	812,900	100.00000
3	9,770,100	100.00000	33	784,600	100.00000
4	9,631,900	100.00000	34	764,300	100.00000
5	9,462,300	100.00000	35	738,900	100.00000
6	9,291,900	100.00000	36	593,900	100.00000
7	9,104,700	100.00000	37	579,800	100.00000
8	8,904,200	100.00000	38	566,400	100.00000
9	8,689,700	100.00000	39	553,300	100.00000
10	8,462,800	100.00000	40	540,500	100.00000
11	8,224,600	100.00000	41	528,100	100.00000
12	7,984,800	100.00000	42	515,900	100.00000
13	7,751,600	100.00000	43	504,000	100.00000
14	7,523,500	100.00000	44	492,300	100.00000
15	7,303,400	100.00000	45	481,000	100.00000
16	7,089,000	100.00000	46	469,900	100.00000
17	6,877,600	100.00000	47	459,000	100.00000
18	6,672,000	100.00000	48	448,400	100.00000
19	6,475,600	100.00000	49	438,100	100.00000
20	6,256,300	100.00000	50	427,900	100.00000
21	5,845,700	100.00000	51	418,100	100.00000
22	5,579,200	100.00000	52	408,400	100.00000
23	2,902,100	100.00000	53	399,000	100.00000
24	1,139,200	100.00000	54	389,700	100.00000
25	1,009,300	100.00000	55	380,500	100.00000
26	976,000	100.00000	56	371,700	100.00000
27	944,300	100.00000	57	362,500	100.00000
28	919,700	100.00000	58	351,700	100.00000
29	895,800	100.00000	59	343,600	100.00000
30	871,200	100.00000	60	329,400	100.00000

Under the Swap Agreement, the Trust shall be obligated to pay to the Swap Provider an amount equal to approximately [4.50%] (per annum) (30/360 accrual) on the product of (i) the Swap Agreement notional amount for the related period and (ii) 100.0000 and the trust will be entitled to receive from the Swap Provider an amount equal to One-Month LIBOR (as determined pursuant to the Swap Agreement) on the product of (i) the Swap Agreement notional amount for the related period and (ii) 100.0000, accrued (on an actual/360 basis) during each Swap Agreement accrual period until the Swap Agreement is retired. Only the Net Swap Payment of the two obligations above will be paid by the appropriate party.

Swap Payments:

Funds payable under the Swap Agreement (i.e., Net Swap Payment from either the trust or the Swap Provider) will be deposited into a reserve account (the “Swap Account”).

Funds in the Swap Account which are payable to the Swap Provider will be distributed from any available funds prior to distributions on the Certificates (as described herein under “Distributions to Certificateholders” (page 7)) on each Distribution Date in the following order of priority:

1.

To the Swap Provider, any Net Swap Payment owed for such Distribution Date; and

2.

To the Swap Provider, any Swap Termination Payment not due to a Swap Provider Trigger Event.

Funds in the Swap Account that are payable to the trust will be distributed on each Distribution Date in the following order of priority:

1.

To pay the Class A Certificates Accrued Certificate Interest and any Interest Carry Forward Amounts, to the extent unpaid from the Interest Remittance Amount;

2.

To pay the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, in that order, Accrued Certificate Interest and any Interest Carry Forward Amounts, to the extent unpaid from the Interest Remittance Amount;

3.

To the Principal Remittance Amount, up to the amount required to maintain the required overcollateralization amount for such date;

4.

To pay the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3, Class B-4 and Class B-5 Certificates, in that order, any unpaid realized loss amounts, with interest therein at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of such amounts as described hereunder under Section IV (page 9) on such Distribution Date;

5.    To pay, first to the Class A on a pro rata basis, and second, sequentially to the Class M-1,        Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3, Class B-4 and Class B-5 Certificates, any Basis Risk Carry Forward Amounts for such Distribution Date, prior to giving effect to amounts available to be paid in respect of such amounts as described hereunder under Section IV (page 9) on such Distribution Date;

6.     To the Class X Certificates.

On any Distribution Date, amounts distributed pursuant to paragraph 3 above will be limited to Realized Losses on the mortgage loans incurred during the related or prior Collection Periods with respect to which amounts were not previously distributed from the Swap Account described herein.

Swap Provider Downgrade Provisions:

If the Swap Provider's ratings fall below:

·   a short-term credit rating of “A-1” by Standard & Poor's; or

·   a short-term credit rating of “P-1” or long-term credit rating of “A1” by Moody's;

The Swap Provider is required, at it’s cost, to perform, in a manner satisfactory to the Rating Agencies, in order to confirm that the ratings on the Certificates will be the same as the ratings in effect prior to such downgrade of the Swap Provider, one or more actions, including, but not limited to:

·   furnishing a guarantee from a guarantor rated greater than or equal to “A+” by Standard & Poor's, “Aa3” by Moody's and “A” by Fitch;

·   post collateral according to the terms of the Swap Agreement; or

·   replacing the Swap Provider with a party that has a rating greater than or equal to ‘‘A+” by Standard & Poor's and “A1”, “P-1” by Moody's and “F-1” by Fitch.

Replacement of a Swap Agreement following Termination:

If the credit ratings of the Swap Provider are downgraded to a rating level below “BBB-“ by Standard & Poor’s, “A3” or “P-2” by Moody’s or “BBB+” or “F-2" by Fitch, then the Swap Provider must, in a manner satisfactory to the Rating Agencies in order to confirm that the ratings on the Certificates will be the same as the ratings in effect prior to such downgrade, seek to replace itself with a substitute Provider, but only on the conditions specified in the Pooling and Servicing Agreement.

Select Portfolio Servicing, Inc. (SPS):

Select Portfolio Servicing, Inc. changed its name from Fairbanks Capital Corp. on June 30, 2004.

SPS maintains an “Average” rating with a “Positive” outlook with Standard and Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc. and an “SQ3” rating with Moody’s Investors Service.  Fitch Ratings has given SPS the following residential primary servicer ratings: “RPS2-” for subprime, home equity and Alt A products and “RSS2-” for special servicing.

On May 18, 2004, the United States District Court for the District of Massachusetts entered its final approval of the settlement of approximately 40 putative class action cases and made permanent its December 10, 2003 injunction that had the effect of staying all litigation against SPS relating to the claims addressed by the settlement agreement.  The injunction excludes counterclaims and defenses that might arise out of foreclosure proceedings that SPS initiates and individuals who excluded themselves from the settlement to pursue individual claims for relief.  The settlement contemplates that plaintiff’s redress would come, in part, from the redress fund established in connection with SPS’ settlement with the Federal Trade Commission (“FTC”) and the U.S. Department of Housing and Urban Development (“HUD”) described herein.

On May 5, 2004, a West Virginia state court entered an order approving a settlement between SPS and plaintiffs in a putative class action in which plaintiffs alleged that certain of SPS’s fees violated provisions of the West Virginia Code and sought an injunction, declaratory relief, actual damages, civil penalties, punitive damages, attorneys’ fees, and other relief from SPS.  Under the settlement, SPS may resume its previously enjoined foreclosure activities in West Virginia, subject to compliance with applicable law.  The settlement requires the approximately 300 West Virginia loans that were in one of two specific categories (i.e., real estate owned or foreclosure) as of January 7, 2003 to be reviewed by a three-person panel, including a representative of SPS, to resolve any customer disputes that may exist regarding charges assessed by SPS on such customers’ accounts and/or SPS’s right to foreclose.  As part of the settlement the parties disagreed on certain fundamental issues of foreclosure law and reserved the right to submit these questions to the West Virginia Supreme Court.  On May 13, 2004, the West Virginia Supreme Court accepted a petition to certify questions under West Virginia law regarding the alleged existence of (i) an obligation of lenders to consider alternative remedies to cure a default prior to pursuing non-judicial foreclosure, and (ii) an obligation of foreclosure trustees to (x) review account records to ascertain the actual amount due prior to foreclosure, and (y) consider objections to foreclosure raised by homeowners.  A hearing was held in late 2004 and the West Virginia Supreme Court ruled in favor of SPS on these questions, finding that no such obligations exist under West Virginia law.  This ruling clarifies such questions for the real estate lending industry in West Virginia.

On November 12, 2003, SPS announced that it had entered into a final settlement agreement with the FTC and HUD to resolve issues raised during their review of SPS’s servicing practices.  As part of the settlement, SPS agreed to pay to the FTC the amount of $40 million for the creation of a redress fund for the benefit of consumers allegedly harmed by SPS and to implement certain practices on a prospective basis.

SPS has recently entered into consent agreements with regulatory agencies in Florida, Massachusetts, Michigan, Colorado, California, West Virginia, Kansas and Illinois, which provide for provisions similar to some of those contained in the consent order entered into with the FTC and HUD.  While not admitting any liability in any of those agreements, SPS agreed to refund certain amounts to Florida, Massachusetts, California, West Virginia, Kansas and Michigan consumers identified by regulators in those states.

During 2003 and 2004 SPS experienced an increased level of scrutiny from various state regulatory agencies and a few states conducted or commenced formal investigations.  At present, SPS has concluded all material state regulatory actions in a satisfactory manner and has procedures and controls in place to monitor compliance with the resulting state settlements and consent orders.  As a licensed servicer, SPS is examined for compliance with state and local laws by numerous state agencies.  No assurance can be given that SPS’s regulators will not inquire into its practices, policies or procedures in the future.  It is possible that any of SPS’s regulators will order SPS to change or revise its practices, policies or procedures in the future.  Any such change or revisions may have a material impact on the future income from SPS’s operations.

The occurrence of one or more of the foregoing events or a determination by any court or regulatory agency that SPS’s policies and procedures do not comply with applicable law could lead to further downgrades by one or more rating agencies, a transfer of SPS’s servicing responsibilities, increased delinquencies on the mortgage loans serviced by SPS, delays in distributions on the offered certificates, losses on the offered certificates, or any combination of these events.  In addition, such developments could result in SPS’s insolvency or bankruptcy, and there can be no assurance, in the event of a bankruptcy proceeding, that SPS could reorganize successfully in bankruptcy.

On August 12, 2005, Credit Suisse First Boston (USA), Inc., an affiliate of DLJ Mortgage Capital, announced that it had agreed to acquire all of the outstanding stock of SPS’s parent from the current shareholders.

The proposed acquisition is subject to the satisfaction of certain conditions, such as the receipt of regulatory and other approvals, and there can be no assurance that the proposed acquisition will be consummated.  The acquisition, should it occur, would be expected to close during the fourth quarter of 2005.

BOND SUMMARY

To Call

Class 1-A-1		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		4.2	2.8	2.0	1.4	1.2	1.1
First Pay	(Month/Year)	Oct05	Oct05	Oct05	Oct05	Oct05	Oct05
Last Pay	(Month/Year)	Nov17	Oct13	Jul11	Feb10	Jan08	Aug07
Class 2-A-1		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		1.7	1.2	1.0	0.8	0.7	0.6
First Pay	(Month/Year)	Oct05	Oct05	Oct05	Oct05	Oct05	Oct05
Last Pay	(Month/Year)	Dec08	Nov07	Jul07	Apr07	Jan07	Nov06
Class 2-A-2		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		6.8	4.5	3.0	2.0	1.8	1.6
First Pay	(Month/Year)	Dec08	Nov07	Jul07	Apr07	Jan07	Nov06
Last Pay	(Month/Year)	Nov17	Oct13	Jul11	Jul08	Nov07	Aug07
Class 2-A-3		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		12.1	8.1	5.8	3.2	2.2	1.9
First Pay	(Month/Year)	Nov17	Oct13	Jul11	Jul08	Nov07	Aug07
Last Pay	(Month/Year)	Nov17	Oct13	Jul11	Feb10	Jan08	Aug07
Class M-1	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.0	5.4	4.6	4.4	2.5	2.0
First Pay	(Month/Year)	Jul09	Jan09	Aug09	Feb10	Jan08	Aug07
Last Pay	(Month/Year)	Nov17	Oct13	Jul11	Feb10	May08	Sep07
Class M-2	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.0	5.3	4.4	4.4	2.8	2.0
First Pay	(Month/Year)	Jul09	Dec08	May09	Jan10	May08	Sep07
Last Pay	(Month/Year)	Nov17	Oct13	Jul11	Feb10	Sep08	Oct07
Class M-3	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.0	5.3	4.3	4.2	3.3	2.2
First Pay	(Month/Year)	Jul09	Nov08	Mar09	Sep09	Sep08	Oct07
Last Pay	(Month/Year)	Nov17	Oct13	Jul11	Feb10	Feb09	Dec07
Class M-4	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.0	5.3	4.2	4.0	3.4	2.3
First Pay	(Month/Year)	Jul09	Nov08	Feb09	Jul09	Feb09	Dec07
Last Pay	(Month/Year)	Nov17	Oct13	Jul11	Feb10	Feb09	Feb08
Class M-5	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.0	5.3	4.2	3.9	3.4	2.4
First Pay	(Month/Year)	Jul09	Nov08	Jan09	Apr09	Feb09	Feb08
Last Pay	(Month/Year)	Nov17	Oct13	Jul11	Feb10	Feb09	Feb08
Class M-6	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.0	5.3	4.2	3.7	3.4	2.4
First Pay	(Month/Year)	Jul09	Oct08	Dec08	Mar09	Feb09	Feb08
Last Pay	(Month/Year)	Nov17	Oct13	Jul11	Feb10	Feb09	Feb08
Class M-7	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.0	5.3	4.1	3.7	3.4	2.4
First Pay	(Month/Year)	Jul09	Oct08	Dec08	Jan09	Feb09	Feb08
Last Pay	(Month/Year)	Nov17	Oct13	Jul11	Feb10	Feb09	Feb08

Class B-1	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.0	5.3	4.1	3.6	3.4	2.4
First Pay (Month/Year)		Jul09	Oct08	Nov08	Dec08	Feb09	Feb08
Last Pay (Month/Year)		Nov17	Oct13	Jul11	Feb10	Feb09	Feb08
Class B-2	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.0	5.3	4.1	3.6	3.4	2.4
First Pay (Month/Year)		Jul09	Oct08	Nov08	Dec08	Jan09	Feb08
Last Pay (Month/Year)		Nov17	Oct13	Jul11	Feb10	Feb09	Feb08
Class B-3	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)		8.0	5.3	4.1	3.5	3.3	2.4
First Pay	(Month/Year)	Jul09	Oct08	Nov08	Nov08	Jan09	Feb08
Last Pay (Month/Year)		Nov17	Oct13	Jul11	Feb10	Feb09	Feb08

To Maturity

Class 1-A-1		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	4.5	3.1	2.2	1.5	1.2	1.1
First Pay (Month/Year)		Oct05	Oct05	Oct05	Oct05	Oct05	Oct05
Last Pay	(Month/Year)	Jun30	Sep23	May19	Apr16	Jan08	Aug07
Class 2-A-1		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	1.7	1.2	1.0	0.8	0.7	0.6
First Pay (Month/Year)		Oct05	Oct05	Oct05	Oct05	Oct05	Oct05
Last Pay	(Month/Year)	Dec08	Nov07	Jul07	Apr07	Jan07	Nov06
Class 2-A-2		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	7.0	4.6	3.1	2.0	1.8	1.6
First Pay (Month/Year)		Dec08	Nov07	Jul07	Apr07	Jan07	Nov06
Last Pay	(Month/Year)	May21	May16	Jun13	Jul08	Nov07	Aug07
Class 2-A-3		50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	19.2	13.3	9.8	4.0	2.2	1.9
First Pay (Month/Year)		May21	May16	Jun13	Jul08	Nov07	Aug07
Last Pay	(Month/Year)	Feb30	Apr23	Dec18	Aug15	Jan08	Aug07
Class M-1	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.8	5.9	5.0	6.6	2.5	2.0
First Pay (Month/Year)		Jul09	Jan09	Aug09	Jan11	Jan08	Aug07
Last Pay	(Month/Year)	Mar27	Sep20	Dec16	Jun14	May08	Sep07
Class M-2	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.7	5.9	4.8	5.0	2.8	2.0
First Pay (Month/Year)		Jul09	Dec08	May09	Jan10	May08	Sep07
Last Pay	(Month/Year)	May26	Apr20	May16	Dec13	Sep08	Oct07
Class M-3	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.7	5.9	4.7	4.5	6.0	2.2
First Pay (Month/Year)		Jul09	Nov08	Mar09	Sep09	Sep08	Oct07
Last Pay	(Month/Year)	Jun25	Jul19	Oct15	Jun13	Feb14	Dec07
Class M-4	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.7	5.8	4.6	4.3	5.3	2.3
First Pay (Month/Year)		Jul09	Nov08	Feb09	Jul09	Jul10	Dec07
Last Pay	(Month/Year)	Sep24	Dec18	May15	Feb13	Jul11	Mar08
Class M-5	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.6	5.8	4.6	4.1	4.6	2.6
First Pay (Month/Year)		Jul09	Nov08	Jan09	Apr09	Dec09	Mar08
Last Pay	(Month/Year)	Jan24	May18	Dec14	Oct12	Apr11	May08
Class M-6	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.6	5.8	4.5	4.0	4.1	2.8
First Pay (Month/Year)		Jul09	Oct08	Dec08	Mar09	Aug09	May08
Last Pay	(Month/Year)	Mar23	Sep17	Jun14	Jun12	Dec10	Sep08
Class M-7	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.5	5.7	4.4	3.9	3.9	5.0
First Pay (Month/Year)		Jul09	Oct08	Dec08	Jan09	May09	Sep08
Last Pay	(Month/Year)	Apr22	Jan17	Dec13	Jan12	Aug10	May12

Class B-1	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.4	5.6	4.3	3.8	3.6	4.5
First Pay (Month/Year)		Jul09	Oct08	Nov08	Dec08	Mar09	Dec09
Last Pay (Month/Year)		Jan21	Mar16	Apr13	Jul11	Mar10	Aug10
Class B-2	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.3	5.5	4.3	3.7	3.5	4.0
First Pay (Month/Year)		Jul09	Oct08	Nov08	Dec08	Jan09	Jul09
Last Pay (Month/Year)		Apr20	Jun15	Oct12	Jan11	Nov09	Dec09
Class B-3	50 PPC		75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life	(Years)	8.1	5.4	4.2	3.6	3.4	3.7
First Pay (Month/Year)		Jul09	Oct08	Nov08	Nov08	Jan09	Apr09
Last Pay (Month/Year)		Feb19	Aug14	Feb12	Aug10	Jul09	Jul09

Effective Collateral Net WAC – Class 1-A-1

Spot LIBOR

Stressed LIBOR

	Net		Net		Net		Net	Net			Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)

1	9.20%	26	8.47%	51	9.06%	1	9.20%	26	11.40%	51	11.49%
2	5.98%	27	8.73%	52	8.79%	2	11.62%	27	11.76%	52	11.10%
3	6.05%	28	8.47%	53	8.78%	3	12.00%	28	11.37%	53	11.09%
4	5.98%	29	8.65%	54	9.63%	4	11.61%	29	11.36%	54	12.27%
5	5.98%	30	9.24%	55	8.77%	5	11.61%	30	12.13%	55	11.07%
6	6.21%	31	8.70%	56	9.03%	6	12.85%	31	11.34%	56	11.43%
7	5.98%	32	8.96%	57	8.76%	7	11.60%	32	11.71%	57	11.04%
8	6.05%	33	8.69%	58	9.01%	8	11.99%	33	11.32%	58	11.40%
9	5.98%	34	8.95%	59	8.76%	9	11.60%	34	11.68%	59	11.02%
10	6.05%	35	8.83%	60	8.75%	10	11.98%	35	11.30%	60	11.01%
11	5.98%	36	8.85%	61	9.17%	11	11.59%	36	11.29%	61	11.35%
12	5.98%	37	9.12%	62	8.87%	12	11.59%	37	11.65%	62	10.97%
13	6.05%	38	8.84%	63	9.16%	13	11.97%	38	11.26%	63	11.33%
14	5.98%	39	9.10%	64	8.86%	14	11.58%	39	11.63%	64	10.95%
15	6.06%	40	8.83%	65	8.85%	15	11.96%	40	11.24%	65	10.94%
16	5.98%	41	8.85%	66	9.80%	16	11.57%	41	11.23%	66	12.10%
17	5.99%	42	9.72%	67	8.84%	17	11.56%	42	12.42%	67	10.91%
18	6.22%	43	8.84%	68	9.13%	18	12.79%	43	11.21%	68	11.26%
19	5.99%	44	9.11%	69	8.83%	19	11.55%	44	11.57%	69	10.89%
20	6.06%	45	8.83%	70	9.12%	20	11.93%	45	11.19%	70	11.24%
21	6.12%	46	9.09%	71	8.82%	21	11.54%	46	11.55%	71	10.86%
22	6.20%	47	8.82%	72	8.81%	22	11.90%	47	11.16%	72	10.85%
23	7.62%	48	8.81%			23	11.49%	48	11.15%
24	8.48%	49	9.07%			24	11.46%	49	11.51%
25	8.74%	50	8.80%			25	11.81%	50	11.13%

______________________________________

(1)  Achieved assuming each adjustable rate Mortgage Loan index equals 4.10% and one-month LIBOR is 3.80%; run at the Pricing Scenario (to call).  Net WAC indicates the weighted-average net interest rate of the Group 1 Mortgage Loans, adjusted to include Group 1 net payments from the Swap Agreement. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

(2)  Achieved assuming each adjustable rate Mortgage Loan index and one-month LIBOR increase to 20.00% in period 2; run at the Pricing Scenario.  Net WAC indicates the lesser of the weighted-average net interest rate of the Group 1 Mortgage Loans, adjusted to include net payments to Group 1 under the Swap Agreement, and the weighted-average maximum rate on the Group 1 mortgage loans. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

Effective Collateral Net WAC – Class 2-A-1, Class 2-A-2 and Class 2-A-3

Spot LIBOR

Stressed LIBOR

	Net		Net		Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)

1	9.20%	26	8.50%	51	9.26%	1	9.20%	26	11.73%	51	11.87%
2	5.98%	27	8.75%	52	8.99%	2	11.90%	27	12.10%	52	11.48%
3	6.05%	28	8.49%	53	8.98%	3	12.29%	28	11.70%	53	11.47%
4	5.98%	29	8.78%	54	9.84%	4	11.89%	29	11.69%	54	12.69%
5	5.98%	30	9.47%	55	8.97%	5	11.89%	30	12.49%	55	11.45%
6	6.21%	31	8.91%	56	9.23%	6	13.17%	31	11.68%	56	11.82%
7	5.98%	32	9.18%	57	8.96%	7	11.89%	32	12.06%	57	11.43%
8	6.05%	33	8.90%	58	9.22%	8	12.28%	33	11.66%	58	11.80%
9	5.98%	34	9.18%	59	8.97%	9	11.89%	34	12.04%	59	11.41%
10	6.05%	35	9.00%	60	8.97%	10	12.28%	35	11.64%	60	11.40%
11	5.98%	36	9.04%	61	9.39%	11	11.88%	36	11.63%	61	11.74%
12	5.98%	37	9.31%	62	9.09%	12	11.88%	37	12.01%	62	11.35%
13	6.06%	38	9.03%	63	9.38%	13	12.27%	38	11.61%	63	11.72%
14	5.98%	39	9.30%	64	9.08%	14	11.87%	39	11.99%	64	11.33%
15	6.06%	40	9.03%	65	9.07%	15	12.26%	40	11.60%	65	11.33%
16	5.99%	41	9.04%	66	10.04%	16	11.86%	41	11.59%	66	12.53%
17	5.99%	42	9.92%	67	9.06%	17	11.86%	42	12.82%	67	11.31%
18	6.22%	43	9.03%	68	9.36%	18	13.12%	43	11.57%	68	11.67%
19	5.99%	44	9.30%	69	9.05%	19	11.85%	44	11.94%	69	11.28%
20	6.14%	45	9.02%	70	9.35%	20	12.24%	45	11.55%	70	11.65%
21	6.08%	46	9.29%	71	9.04%	21	11.84%	46	11.92%	71	11.27%
22	6.17%	47	9.01%	72	9.04%	22	12.22%	47	11.53%	72	11.26%
23	7.67%	48	9.01%			23	11.80%	48	11.52%
24	8.50%	49	9.27%			24	11.78%	49	11.89%
25	8.76%	50	9.00%			25	12.14%	50	11.50%

____________________________________

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 4.10% and one-month LIBOR is 3.80%; run at the Pricing Scenario (to call).  Net WAC indicates the weighted-average net interest rate of the Group 2 Mortgage Loans, adjusted to include Group 2 net payments from the Swap Agreement. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

(2) Achieved assuming each adjustable rate Mortgage Loan index and one-month LIBOR increase to 20.00% in period 2; run at the Pricing Scenario.  Net WAC indicates the lesser of the weighted-average net interest rate of the Group 2 Mortgage Loans, adjusted to include net payments to Group 2 under the Swap Agreement, and the weighted-average maximum rate on the Group 2 mortgage loans. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

Effective Collateral Net WAC – Mezzanine & Subordinate Classes

Spot LIBOR

Stressed LIBOR

	Net		Net		Net		Net	Net			Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)

1	9.20%	26	8.49%	51	9.20%	1	9.20%	26	11.62%	51	11.75%
2	5.98%	27	8.75%	52	8.92%	2	11.81%	27	11.99%	52	11.36%
3	6.05%	28	8.49%	53	8.92%	3	12.20%	28	11.60%	53	11.35%
4	5.98%	29	8.74%	54	9.78%	4	11.81%	29	11.59%	54	12.55%
5	5.98%	30	9.40%	55	8.91%	5	11.80%	30	12.38%	55	11.33%
6	6.21%	31	8.84%	56	9.17%	6	13.07%	31	11.57%	56	11.69%
7	5.98%	32	9.11%	57	8.90%	7	11.80%	32	11.95%	57	11.31%
8	6.05%	33	8.84%	58	9.16%	8	12.19%	33	11.55%	58	11.67%
9	5.98%	34	9.11%	59	8.90%	9	11.80%	34	11.93%	59	11.28%
10	6.05%	35	8.95%	60	8.90%	10	12.19%	35	11.53%	60	11.27%
11	5.98%	36	8.98%	61	9.32%	11	11.79%	36	11.52%	61	11.62%
12	5.98%	37	9.25%	62	9.02%	12	11.78%	37	11.90%	62	11.24%
13	6.06%	38	8.97%	63	9.31%	13	12.17%	38	11.50%	63	11.60%
14	5.98%	39	9.24%	64	9.01%	14	11.78%	39	11.88%	64	11.21%
15	6.06%	40	8.96%	65	9.00%	15	12.16%	40	11.48%	65	11.21%
16	5.99%	41	8.98%	66	9.96%	16	11.77%	41	11.47%	66	12.40%
17	5.99%	42	9.86%	67	8.99%	17	11.76%	42	12.69%	67	11.19%
18	6.22%	43	8.97%	68	9.29%	18	13.02%	43	11.45%	68	11.55%
19	5.99%	44	9.24%	69	8.98%	19	11.75%	44	11.82%	69	11.16%
20	6.12%	45	8.96%	70	9.28%	20	12.14%	45	11.43%	70	11.52%
21	6.10%	46	9.23%	71	8.97%	21	11.75%	46	11.80%	71	11.14%
22	6.18%	47	8.95%	72	8.97%	22	12.12%	47	11.41%	72	11.13%
23	7.66%	48	8.95%			23	11.70%	48	11.40%
24	8.50%	49	9.21%			24	11.68%	49	11.77%
25	8.75%	50	8.93%			25	12.04%	50	11.38%

____________________________

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 4.10% and one-month LIBOR is 3.80%; run at the Pricing Scenario (to call). Net WAC indicates the weighted-average net interest rate of the Mortgage Loans, adjusted to include net payments from the Swap Agreement. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

(2) Achieved assuming each adjustable rate Mortgage Loan index and one-month LIBOR increase to 20.00% in period 2; run at the Pricing Scenario. Net WAC indicates the lesser of the weighted-average net interest rate of the Mortgage Loans, adjusted to include net payments under the Swap Agreement, and the weighted-average maximum rate on the mortgage loans. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

Forward Libor

Static Libor

CDR Break

Cum Loss

CDR Break

Cum Loss

Class M-1	28.60%	20.04%	28.80%	20.13%
Class M-2	22.75%	17.19%	22.95%	17.30%
Class M-3	19.40%	15.36%	19.65%	15.50%
Class M-4	17.00%	13.93%	17.30%	14.11%
Class M-5	14.75%	12.50%	15.00%	12.66%
Class M-6	12.80%	11.18%	13.10%	11.38%
Class M-7	10.95%	9.85%	11.25%	10.07%
Class B-1	9.70%	8.91%	10.05%	9.17%
Class B-2	8.65%	8.08%	9.00%	8.36%
Class B-3	7.85%	7.44%	8.20%	7.72%

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  Approximately 25.0% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,098
Total Outstanding Loan Balance	$996,711,780*	Min	Max
Average Loan Current Balance	$163,449	$9,986	$1,495,052
Weighted Average Original LTV	81.2%**
Weighted Average Coupon	7.27%	4.63%	12.88%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.25%
Weighted Average Margin	6.22%	2.25%	10.90%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	2
% First Liens	96.5%
% Second Liens	3.5%
% Arms	88.4%
% Fixed	11.6%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$1,000,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.63 - 5.00	4	882,598	0.1	4.82	80.0	709
5.01 - 5.50	69	19,671,375	2.0	5.37	79.3	674
5.51 - 6.00	333	76,874,122	7.7	5.83	79.0	662
6.01 - 6.50	727	154,928,294	15.5	6.31	79.8	650
6.51 - 7.00	1,232	247,047,886	24.8	6.80	80.1	636
7.01 - 7.50	901	168,355,776	16.9	7.28	80.5	620
7.51 - 8.00	857	143,536,053	14.4	7.77	81.8	607
8.01 - 8.50	432	63,139,906	6.3	8.30	81.4	588
8.51 - 9.00	371	49,729,706	5.0	8.76	83.3	584
9.01 - 9.50	243	20,309,037	2.0	9.28	84.3	585
9.51 - 10.00	354	23,679,713	2.4	9.84	89.8	601
10.01 - 10.50	191	9,837,515	1.0	10.32	94.4	624
10.51 - 11.00	194	10,296,348	1.0	10.81	91.7	609
11.01 - 11.50	117	5,403,912	0.5	11.29	93.2	602
11.51 - 12.00	51	2,183,982	0.2	11.79	89.2	584
12.01 - 12.50	18	754,094	0.1	12.34	86.3	569
12.51 - 12.88	4	81,462	0.0	12.77	99.4	626
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	2	169,689	0.0	8.14	57.5	0
426 - 450	2	76,916	0.0	10.29	81.0	443
451 - 475	4	335,441	0.0	11.05	87.2	461
476 - 500	9	715,903	0.1	9.08	78.2	493
501 - 525	170	28,403,418	2.8	8.45	72.4	516
526 - 550	379	62,800,392	6.3	8.18	75.8	539
551 - 575	489	81,249,054	8.2	7.79	79.8	563
576 - 600	1,048	153,219,149	15.4	7.45	81.0	588
601 - 625	1,189	180,914,939	18.2	7.27	82.2	613
626 - 650	1,133	175,046,711	17.6	7.11	82.3	639
651 - 675	793	142,641,288	14.3	6.91	82.6	662
676 - 700	433	80,297,234	8.1	6.92	82.7	687
701 - 725	223	44,964,769	4.5	6.76	81.9	711
726 - 750	120	25,329,818	2.5	6.62	81.5	737
751 - 775	71	13,657,299	1.4	6.65	81.7	761
776 - 800	28	5,907,405	0.6	6.46	81.3	785
801 - 808	5	982,355	0.1	5.75	80.5	803
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
9,986 - 50,000	712	21,816,406	2.2	10.16	95.3	631
50,001 - 100,000	1,352	102,924,533	10.3	8.10	82.0	613
100,001 - 150,000	1,408	173,747,301	17.4	7.46	81.0	617
150,001 - 200,000	980	170,871,100	17.1	7.16	79.7	622
200,001 - 250,000	544	122,026,939	12.2	7.06	80.2	625
250,001 - 300,000	389	106,666,308	10.7	7.02	80.9	626
300,001 - 350,000	234	75,765,430	7.6	6.92	81.8	631
350,001 - 400,000	171	64,099,062	6.4	6.86	81.6	638
400,001 - 450,000	104	44,466,815	4.5	6.83	81.8	644
450,001 - 500,000	90	42,957,557	4.3	6.86	82.2	644
500,001 - 550,000	37	19,377,755	1.9	7.04	83.6	638
550,001 - 600,000	26	14,841,127	1.5	6.94	82.6	647
600,001 - 750,000	44	29,630,798	3.0	7.01	81.0	633
750,001 - 800,000	1	788,000	0.1	6.20	80.0	614
850,001 - 900,000	1	873,559	0.1	6.99	70.0	543
950,001 - 1,495,052	5	5,859,091	0.6	7.19	59.3	647
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
10.830 - 50.000	95	13,735,518	1.4	7.47	43.1	587
50.001 - 55.000	57	9,228,941	0.9	7.46	53.1	580
55.001 - 60.000	81	13,232,092	1.3	7.52	57.8	578
60.001 - 65.000	117	22,102,061	2.2	7.36	63.4	593
65.001 - 70.000	191	33,729,235	3.4	7.32	68.6	595
70.001 - 75.000	300	54,001,108	5.4	7.40	74.0	593
75.001 - 80.000	2,786	507,461,914	50.9	6.90	79.8	639
80.001 - 85.000	504	96,838,877	9.7	7.39	84.5	605
85.001 - 90.000	898	170,762,388	17.1	7.44	89.6	621
90.001 - 95.000	181	28,716,852	2.9	7.83	94.5	641
95.001 - 100.000	888	46,902,795	4.7	9.76	100.0	644
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,330	185,620,679	18.6	7.70	82.1	627
0.50	13	1,275,952	0.1	7.73	78.7	623
1.00	251	57,866,174	5.8	7.39	80.3	627
2.00	3,562	605,826,216	60.8	7.16	81.3	626
2.50	3	689,829	0.1	7.94	84.0	632
3.00	916	142,673,669	14.3	7.12	79.8	626
5.00	23	2,759,261	0.3	7.44	74.6	578
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	3,479	503,338,702	50.5	7.22	82.1	612
Reduced	1,181	215,561,328	21.6	7.26	80.8	645
No Income/ No Asset	31	5,236,851	0.5	7.83	73.3	644
Stated Income / Stated Assets	1,407	272,574,899	27.3	7.36	79.9	636
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	5,814	948,861,227	95.2	7.26	81.2	624
Second Home	26	6,162,817	0.6	6.95	81.7	665
Investor	258	41,687,737	4.2	7.64	81.8	659
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	845	221,221,813	22.2	6.89	79.9	636
Florida	677	113,368,783	11.4	7.34	80.0	622
New York	186	52,555,903	5.3	7.26	80.2	635
Arizona	298	47,814,769	4.8	7.19	81.6	627
Maryland	184	40,855,543	4.1	7.09	81.4	622
Michigan	332	40,382,996	4.1	7.45	82.0	617
Nevada	183	37,932,953	3.8	7.23	79.4	631
Virginia	190	34,657,823	3.5	7.34	79.5	619
New Jersey	137	30,831,097	3.1	7.55	80.4	615
Georgia	229	30,515,858	3.1	7.53	82.4	630
Illinois	186	30,024,290	3.0	7.44	83.7	623
Washington	158	27,347,255	2.7	7.01	82.9	643
Oregon	142	21,771,692	2.2	7.04	83.1	652
Texas	233	19,933,728	2.0	8.01	83.6	612
Ohio	174	18,221,651	1.8	7.20	82.4	612
Other	1,944	229,275,626	23.0	7.53	82.5	618
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	3,273	490,128,638	49.2	7.22	82.7	645
Refinance - Rate Term	430	68,004,188	6.8	7.06	80.3	619
Refinance - Cashout	2,395	438,578,954	44.0	7.37	79.6	605
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	4,408	819,603,011	82.2	7.17	80.9	624
Arm 3/27	281	51,761,299	5.2	6.86	80.2	632
Arm 5/25	31	7,618,214	0.8	6.31	79.5	686
Arm 6 Month	5	2,032,991	0.2	6.63	74.9	574
Fixed - Balloon 15/30	438	21,599,301	2.2	9.70	95.4	653
Fixed Rate	935	94,096,964	9.4	7.92	81.5	628
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	5,197	826,255,127	82.9	7.28	81.3	624
PUD	342	68,277,387	6.9	7.02	80.3	630
2 Family	210	47,427,350	4.8	7.26	81.8	641
Condo	302	43,775,763	4.4	7.32	80.3	635
3-4 Family	47	10,976,153	1.1	7.76	77.6	649
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	105	24,332,474	2.8	6.57	80.8	679
4.01 - 4.50	46	9,203,868	1.0	5.74	79.6	653
4.51 - 5.00	249	50,196,136	5.7	5.99	79.7	656
5.01 - 5.50	496	105,863,506	12.0	6.28	80.0	647
5.51 - 6.00	897	174,560,322	19.8	6.63	80.4	638
6.01 - 6.50	925	185,202,806	21.0	7.03	80.5	628
6.51 - 7.00	1,062	201,993,653	22.9	7.69	81.4	607
7.01 - 7.50	380	58,108,968	6.6	8.00	81.4	597
7.51 - 8.00	262	37,443,652	4.3	8.52	82.6	591
8.01 - 8.50	157	17,505,747	2.0	9.09	82.5	576
8.51 - 9.00	100	10,913,783	1.2	9.53	82.6	566
9.01 - 9.50	35	4,340,341	0.5	9.99	85.8	570
9.51 - 10.00	8	1,218,411	0.1	9.80	81.4	546
10.01 - 10.50	1	39,183	0.0	10.10	70.0	536
10.51 - 10.90	2	92,666	0.0	10.88	86.1	562
Total:	4,725	881,015,516	100.0	7.14	80.8	625

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	4	570,512	0.1	7.06	85.0	606
4 - 6	3	1,566,234	0.2	6.73	71.4	559
13 - 15	4	732,934	0.1	7.15	70.9	632
16 - 18	17	3,753,028	0.4	7.01	80.3	630
19 - 21	578	118,596,859	13.5	7.15	80.3	629
22 - 24	3,811	697,487,002	79.2	7.17	81.0	623
28 - 30	11	2,233,035	0.3	7.07	73.6	609
31 - 33	38	7,493,382	0.9	7.16	81.4	611
34 - 36	228	40,964,316	4.6	6.81	80.2	638
37 - 59	31	7,618,214	0.9	6.31	79.5	686
Total:	4,725	881,015,516	100.0	7.14	80.8	625

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.865 - 11.50	122	29,531,915	3.4	5.72	79.3	670
11.51 - 12.00	317	71,047,338	8.1	6.06	79.3	658
12.01 - 12.50	512	113,502,039	12.9	6.35	80.2	646
12.51 - 13.00	822	174,826,996	19.8	6.77	81.0	632
13.01 - 13.50	740	147,838,488	16.8	7.10	80.5	627
13.51 - 14.00	821	145,316,997	16.5	7.43	81.5	620
14.01 - 14.50	491	79,188,757	9.0	7.81	80.6	604
14.51 - 15.00	412	61,217,821	6.9	8.29	81.7	592
15.01 - 15.50	216	26,217,673	3.0	8.70	81.8	580
15.51 - 16.00	183	20,404,350	2.3	9.23	84.7	578
16.01 - 16.50	54	6,545,750	0.7	9.69	85.0	571
16.51 - 17.00	25	3,572,401	0.4	10.23	76.6	555
17.01 - 17.50	3	336,585	0.0	10.76	81.2	536
17.51 - 18.00	3	293,857	0.0	11.22	76.2	541
18.01 - 19.75	4	1,174,548	0.1	10.24	71.8	530
Total:	4,725	881,015,516	100.0	7.14	80.8	625

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	7	1,037,295	0.1	5.94	81.5	664
4.51 - 5.50	121	31,889,183	3.6	5.71	78.4	660
5.51 - 6.00	332	77,203,055	8.8	5.94	79.1	658
6.01 - 6.50	653	140,413,410	15.9	6.37	79.8	647
6.51 - 7.00	1,114	227,461,934	25.8	6.86	80.4	633
7.01 - 7.50	818	152,316,078	17.3	7.30	81.0	619
7.51 - 8.00	728	122,135,616	13.9	7.77	82.5	609
8.01 - 8.50	362	54,058,949	6.1	8.31	82.6	588
8.51 - 9.00	313	44,382,007	5.0	8.76	82.8	581
9.01 - 9.50	138	14,733,859	1.7	9.33	81.3	566
9.51 - 10.00	103	10,835,479	1.2	9.77	83.7	561
10.01 - 10.50	22	2,265,266	0.3	10.22	87.9	565
10.51 - 11.00	11	1,700,314	0.2	10.80	67.3	548
11.01 - 11.50	1	223,927	0.0	11.40	70.0	504
11.51 - 12.00	1	149,954	0.0	11.65	64.7	524
12.01 - 12.40	1	209,190	0.0	12.40	65.0	502
Total:	4,725	881,015,516	100.0	7.14	80.8	625

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	7	2,479,954	0.3	6.82	78.6	575
1.50	124	30,360,528	3.4	6.98	79.5	626
2.00	1,117	234,879,498	26.7	7.24	81.6	621
2.95	1	324,122	0.0	6.55	77.4	550
3.00	3,463	610,530,869	69.3	7.12	80.6	627
3.10	1	308,000	0.0	6.20	80.0	624
5.00	12	2,132,544	0.2	6.23	79.4	685
Total:	4,725	881,015,516	100.0	7.14	80.8	625

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3,766	669,395,816	76.0	7.08	80.4	629
1.50	902	199,559,874	22.7	7.33	82.6	615
2.00	9	3,052,060	0.3	7.72	69.5	593
3.00	48	9,007,766	1.0	7.72	77.4	610
Total:	4,725	881,015,516	100.0	7.14	80.8	625

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	5,104	747,134,419	75.0	7.45	81.2	615
24	69	19,948,891	2.0	6.32	80.5	670
36	23	5,355,794	0.5	6.63	77.6	639
60	839	208,897,372	21.0	6.78	81.3	657
120	63	15,375,303	1.5	6.67	82.0	664
Total:	6,098	996,711,780	100.0	7.27	81.2	626

  *     Note, for second liens, CLTV is employed in this calculation

Statistical Collateral Summary – Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  Approximately 19.1% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,277
Total Outstanding Loan Balance	$314,325,710*	Min	Max
Average Loan Current Balance	$138,044	$9,994	$480,000
Weighted Average Original LTV	82.0%**
Weighted Average Coupon	7.27%	4.78%	12.88%
Arm Weighted Average Coupon	7.13%
Fixed Weighted Average Coupon	8.16%
Weighted Average Margin	6.15%	2.25%	10.90%
Weighted Average FICO (Non-Zero)	622
Weighted Average Age (Months)	2
% First Liens	96.5%
% Second Liens	3.5%
% Arms	86.3%
% Fixed	13.7%
% of Loans with Mortgage Insurance	0.0%

*

Total Group 1 collateral will be approximately [$313,500,000]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.78 - 5.00	2	295,825	0.1	4.85	80.0	657
5.01 - 5.50	25	4,933,061	1.6	5.33	80.8	652
5.51 - 6.00	141	25,922,883	8.2	5.82	78.4	645
6.01 - 6.50	283	48,375,667	15.4	6.31	79.3	641
6.51 - 7.00	486	82,519,011	26.3	6.80	80.2	627
7.01 - 7.50	318	50,751,378	16.1	7.28	80.9	613
7.51 - 8.00	284	42,249,186	13.4	7.77	83.7	615
8.01 - 8.50	161	20,432,284	6.5	8.31	85.0	601
8.51 - 9.00	115	14,484,458	4.6	8.76	85.8	594
9.01 - 9.50	86	6,966,282	2.2	9.28	86.5	582
9.51 - 10.00	123	7,380,349	2.3	9.81	90.8	604
10.01 - 10.50	78	3,531,692	1.1	10.31	95.0	621
10.51 - 11.00	87	3,509,416	1.1	10.81	93.6	612
11.01 - 11.50	46	1,755,547	0.6	11.28	97.8	614
11.51 - 12.00	29	739,114	0.2	11.80	98.8	627
12.01 - 12.50	10	413,079	0.1	12.30	95.9	603
12.51 - 12.88	3	66,477	0.0	12.79	99.2	629
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	1	104,737	0.0	8.54	73.8	0
426 - 450	1	56,375	0.0	10.70	85.0	442
451 - 475	3	242,459	0.1	10.69	90.0	464
476 - 500	2	218,845	0.1	7.76	84.5	499
501 - 525	38	7,349,446	2.3	8.14	74.1	516
526 - 550	100	15,798,110	5.0	7.95	76.6	540
551 - 575	165	26,510,538	8.4	7.74	80.8	564
576 - 600	380	54,430,091	17.3	7.36	81.6	589
601 - 625	473	63,615,513	20.2	7.25	82.3	613
626 - 650	502	64,337,222	20.5	7.14	82.8	638
651 - 675	316	42,530,108	13.5	7.02	83.4	662
676 - 700	160	20,299,563	6.5	7.00	84.2	685
701 - 725	68	10,043,779	3.2	6.89	82.4	712
726 - 750	33	3,574,737	1.1	7.01	84.9	738
751 - 775	21	2,953,800	0.9	6.62	82.0	764
776 - 800	12	2,129,612	0.7	6.42	79.6	785
801 - 805	2	130,774	0.0	6.88	84.0	805
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
9,994 - 50,000	339	10,235,913	3.3	10.23	97.2	638
50,001 - 100,000	502	38,106,237	12.1	7.87	82.3	621
100,001 - 150,000	571	70,535,837	22.4	7.23	82.1	628
150,001 - 200,000	377	65,174,666	20.7	7.06	80.7	618
200,001 - 250,000	223	49,952,388	15.9	7.02	80.5	618
250,001 - 300,000	146	40,199,571	12.8	7.01	81.0	618
300,001 - 350,000	92	29,961,579	9.5	6.98	82.9	619
350,001 - 400,000	20	7,155,014	2.3	6.82	81.2	634
400,001 - 450,000	5	2,065,504	0.7	6.55	79.1	640
450,001 - 480,000	2	939,000	0.3	8.38	84.9	698
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
10.830 - 50.000	24	3,140,581	1.0	7.26	42.2	615
50.001 - 55.000	18	2,651,781	0.8	7.27	53.0	589
55.001 - 60.000	29	5,269,263	1.7	7.16	57.6	591
60.001 - 65.000	52	9,170,041	2.9	6.88	63.2	592
65.001 - 70.000	78	13,709,225	4.4	6.92	68.5	607
70.001 - 75.000	110	19,973,349	6.4	7.07	73.9	604
75.001 - 80.000	837	121,860,946	38.8	6.88	79.7	629
80.001 - 85.000	184	32,577,244	10.4	7.13	84.3	618
85.001 - 90.000	467	74,858,567	23.8	7.50	89.6	621
90.001 - 95.000	117	15,493,596	4.9	7.82	94.5	639
95.001 - 100.000	361	15,621,119	5.0	9.82	99.9	638
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	432	52,618,091	16.7	7.67	83.2	625
0.50	5	449,710	0.1	7.40	80.0	666
1.00	72	13,150,654	4.2	7.67	81.0	616
2.00	1,356	193,223,024	61.5	7.16	81.7	621
2.50	3	689,829	0.2	7.94	84.0	632
3.00	409	54,194,401	17.2	7.19	82.0	623
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,474	193,141,700	61.4	7.21	83.5	616
Reduced	325	39,448,892	12.6	7.50	81.1	640
No Income/ No Asset	8	1,449,083	0.5	8.02	76.9	669
Stated Income / Stated Assets	470	80,286,035	25.5	7.30	78.7	628
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	2,134	292,604,415	93.1	7.25	81.6	619
Second Home	19	3,262,956	1.0	6.95	85.7	674
Investor	124	18,458,339	5.9	7.62	86.5	668
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	277	57,924,637	18.4	7.09	77.7	611
Florida	208	30,348,832	9.7	7.26	81.2	617
Arizona	117	16,024,587	5.1	7.11	83.1	633
Illinois	91	14,105,483	4.5	7.30	85.3	628
New York	61	13,380,389	4.3	7.03	76.7	624
Maryland	67	12,143,501	3.9	7.03	82.3	627
Nevada	65	11,778,523	3.7	7.09	78.9	631
New Jersey	55	11,375,208	3.6	7.56	85.4	623
Michigan	102	10,903,471	3.5	7.36	83.3	624
Washington	79	10,568,833	3.4	7.07	84.3	637
Ohio	97	10,307,714	3.3	7.03	83.5	621
Virginia	66	9,945,643	3.2	7.25	82.7	625
Oregon	80	9,720,529	3.1	7.28	84.9	643
Minnesota	70	9,641,318	3.1	7.01	82.0	636
North Carolina	69	7,355,811	2.3	7.77	84.1	606
Other	773	78,801,230	25.1	7.54	84.0	621
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	734	63,888,376	20.3	7.67	84.5	645
Refinance - Rate Term	281	39,894,902	12.7	7.00	80.7	621
Refinance - Cashout	1,262	210,542,432	67.0	7.20	81.4	615
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	1,582	250,900,688	79.8	7.15	81.4	620
Arm 3/27	119	18,655,040	5.9	6.89	81.6	621
Arm 5/25	11	1,480,121	0.5	6.64	79.5	668
Arm 6 Month	1	163,666	0.1	5.90	80.0	543
Fixed Balloon 15/30	250	8,043,081	2.6	10.49	99.4	648
Fixed Rate	314	35,083,113	11.2	7.63	82.1	633
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	1,971	267,470,434	85.1	7.27	82.2	621
Condo	122	14,999,471	4.8	7.36	79.9	625
PUD	93	14,160,291	4.5	7.06	81.3	621
2 Family	73	13,762,774	4.4	7.25	81.9	630
3-4 Family	18	3,932,739	1.3	7.78	79.0	647
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	47	7,176,557	2.6	6.81	79.9	672
4.01 - 4.50	19	3,098,440	1.1	5.96	80.6	632
4.51 - 5.00	108	19,239,247	7.1	6.02	80.0	645
5.01 - 5.50	210	36,911,038	13.6	6.32	79.0	635
5.51 - 6.00	381	64,672,714	23.8	6.70	80.7	625
6.01 - 6.50	307	48,345,472	17.8	7.09	81.0	615
6.51 - 7.00	312	51,716,924	19.1	7.73	82.6	604
7.01 - 7.50	134	16,656,434	6.1	7.97	82.6	611
7.51 - 8.00	93	12,619,002	4.7	8.54	86.7	604
8.01 - 8.50	38	4,147,134	1.5	9.07	86.4	587
8.51 - 9.00	44	4,409,441	1.6	9.48	88.8	590
9.01 - 9.50	16	1,807,092	0.7	9.96	88.4	564
9.51 - 10.00	3	343,341	0.1	9.84	67.5	531
10.51 - 10.90	1	56,679	0.0	10.90	90.0	551
Total:	1,713	271,199,516	100.0	7.13	81.4	620

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	1	163,666	0.1	5.90	80.0	543
13 - 15	1	243,000	0.1	6.25	47.2	589
16 - 18	6	766,994	0.3	7.47	80.8	600
19 - 21	264	43,547,046	16.1	7.24	80.3	621
22 - 24	1,312	206,491,614	76.1	7.14	81.7	619
28 - 30	7	954,949	0.4	7.49	71.7	601
31 - 33	22	4,134,710	1.5	7.21	83.1	602
34 - 36	89	13,417,415	4.9	6.73	81.6	628
37 - 59	11	1,480,121	0.5	6.64	79.5	668
Total:	1,713	271,199,516	100.0	7.13	81.4	620

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.87 - 11.50	45	7,577,476	2.8	5.73	79.0	656
11.51 - 12.00	135	23,736,604	8.8	5.98	79.3	641
12.01 - 12.50	223	39,115,392	14.4	6.33	79.4	635
12.51 - 13.00	361	63,122,586	23.3	6.78	81.2	625
13.01 - 13.50	296	49,121,390	18.1	7.19	81.1	616
13.51 - 14.00	250	38,441,823	14.2	7.52	82.9	616
14.01 - 14.50	127	16,272,946	6.0	8.07	82.9	604
14.51 - 15.00	120	16,224,157	6.0	8.40	83.5	598
15.01 - 15.50	74	9,015,249	3.3	8.84	83.7	574
15.51 - 16.00	56	5,620,618	2.1	9.42	88.4	589
16.01 - 16.50	12	1,259,014	0.5	9.91	91.3	579
16.51 - 17.00	10	1,316,693	0.5	10.23	78.0	553
17.01 - 17.50	2	231,665	0.1	10.77	84.0	547
17.51 - 17.78	2	143,903	0.1	10.78	88.2	558
Total:	1,713	271,199,516	100.0	7.13	81.4	620

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	3	355,200	0.1	5.82	78.6	693
4.51 - 5.50	45	9,104,049	3.4	5.75	77.9	632
5.51 - 6.00	145	27,137,083	10.0	6.00	78.5	640
6.01 - 6.50	253	43,384,592	16.0	6.33	79.5	639
6.51 - 7.00	428	72,644,964	26.8	6.87	81.0	624
7.01 - 7.50	280	44,380,457	16.4	7.30	81.2	611
7.51 - 8.00	231	34,423,123	12.7	7.78	84.2	616
8.01 - 8.50	129	16,040,125	5.9	8.31	84.5	601
8.51 - 9.00	89	12,309,147	4.5	8.75	84.9	588
9.01 - 9.50	49	5,451,102	2.0	9.32	84.5	568
9.51 - 10.00	45	4,337,912	1.6	9.76	88.1	583
10.01 - 10.50	9	984,682	0.4	10.22	94.2	573
10.51 - 10.99	7	647,081	0.2	10.85	74.9	546
Total:	1,713	271,199,516	100.0	7.13	81.4	620

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3	568,948	0.2	7.57	88.6	577
1.50	59	12,418,005	4.6	7.10	79.6	620
2.00	265	47,949,567	17.7	7.15	82.5	614
2.95	1	324,122	0.1	6.55	77.4	550
3.00	1,381	209,398,451	77.2	7.13	81.3	621
5.00	4	540,423	0.2	6.15	80.0	680
Total:	1,713	271,199,516	100.0	7.13	81.4	620

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,441	218,337,333	80.5	7.08	81.2	624
1.50	244	47,413,819	17.5	7.32	82.8	601
2.00	3	711,745	0.3	7.67	83.8	589
3.00	25	4,736,619	1.7	7.37	80.3	621
Total:	1,713	271,199,516	100.0	7.13	81.4	620

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,944	254,139,818	80.9	7.38	82.1	616
24	24	5,371,150	1.7	6.46	78.8	655
36	10	1,970,109	0.6	6.77	81.2	632
60	270	47,739,463	15.2	6.82	81.7	644
120	29	5,105,170	1.6	7.01	82.0	673
Total:	2,277	314,325,710	100.0	7.27	82.0	622

  *     Note, for second liens, CLTV is employed in this calculation

Statistical Collateral Summary – Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  Approximately 27.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	3,821
Total Outstanding Loan Balance	$682,386,070*	Min	Max
Average Loan Current Balance	$178,588	$9,986	$1,495,052
Weighted Average Original LTV	80.8%**
Weighted Average Coupon	7.27%	4.63%	12.65%
Arm Weighted Average Coupon	7.15%
Fixed Weighted Average Coupon	8.31%
Weighted Average Margin	6.25%	2.75%	10.85%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	2
% First Liens	96.5%
% Second Liens	3.5%
% Arms	89.4%
% Fixed	10.6%
% of Loans with Mortgage Insurance	0.1%

*

Total Group 2 collateral will be approximately [$686,500,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.63 - 5.00	2	586,773	0.1	4.81	80.0	736
5.01 - 5.50	44	14,738,313	2.2	5.39	78.8	682
5.51 - 6.00	192	50,951,239	7.5	5.84	79.4	671
6.01 - 6.50	444	106,552,627	15.6	6.31	79.9	655
6.51 - 7.00	746	164,528,875	24.1	6.79	80.1	641
7.01 - 7.50	583	117,604,398	17.2	7.29	80.3	623
7.51 - 8.00	573	101,286,867	14.8	7.77	81.0	604
8.01 - 8.50	271	42,707,622	6.3	8.29	79.7	582
8.51 - 9.00	256	35,245,248	5.2	8.76	82.2	580
9.01 - 9.50	157	13,342,755	2.0	9.29	83.1	587
9.51 - 10.00	231	16,299,365	2.4	9.85	89.3	600
10.01 - 10.50	113	6,305,823	0.9	10.32	94.1	626
10.51 - 11.00	107	6,786,932	1.0	10.82	90.7	607
11.01 - 11.50	71	3,648,365	0.5	11.30	90.9	597
11.51 - 12.00	22	1,444,868	0.2	11.79	84.3	562
12.01 - 12.50	8	341,016	0.0	12.40	74.6	529
12.51 - 12.65	1	14,985	0.0	12.65	100.0	613
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	1	64,952	0.0	7.49	31.1	0
426 - 450	1	20,541	0.0	9.15	70.0	445
451 - 475	1	92,982	0.0	11.99	80.0	451
476 - 500	7	497,058	0.1	9.66	75.5	490
501 - 525	132	21,053,972	3.1	8.57	71.8	516
526 - 550	279	47,002,281	6.9	8.25	75.6	539
551 - 575	324	54,738,516	8.0	7.82	79.4	563
576 - 600	668	98,789,058	14.5	7.50	80.6	588
601 - 625	716	117,299,426	17.2	7.28	82.2	613
626 - 650	631	110,709,489	16.2	7.10	82.0	639
651 - 675	477	100,111,180	14.7	6.87	82.2	662
676 - 700	273	59,997,670	8.8	6.89	82.2	688
701 - 725	155	34,920,990	5.1	6.73	81.8	711
726 - 750	87	21,755,081	3.2	6.56	80.9	737
751 - 775	50	10,703,500	1.6	6.66	81.6	761
776 - 800	16	3,777,793	0.6	6.48	82.2	785
801 - 808	3	851,582	0.1	5.57	80.0	802
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
9,986 - 50,000	373	11,580,493	1.7	10.10	93.5	625
50,001 - 100,000	850	64,818,296	9.5	8.23	81.8	608
100,001 - 150,000	837	103,211,463	15.1	7.62	80.2	609
150,001 - 200,000	603	105,696,435	15.5	7.23	79.1	625
200,001 - 250,000	321	72,074,551	10.6	7.09	79.9	630
250,001 - 300,000	243	66,466,737	9.7	7.03	80.8	632
300,001 - 350,000	142	45,803,851	6.7	6.89	81.1	639
350,001 - 400,000	151	56,944,047	8.3	6.86	81.7	638
400,001 - 450,000	99	42,401,311	6.2	6.84	81.9	644
450,001 - 500,000	88	42,018,557	6.2	6.83	82.1	643
500,001 - 550,000	37	19,377,755	2.8	7.04	83.6	638
550,001 - 600,000	26	14,841,127	2.2	6.94	82.6	647
600,001 - 750,000	44	29,630,798	4.3	7.01	81.0	633
750,001 - 800,000	1	788,000	0.1	6.20	80.0	614
850,001 - 900,000	1	873,559	0.1	6.99	70.0	543
950,001 - 1,495,052	5	5,859,091	0.9	7.19	59.3	647
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
20.000 - 50.000	71	10,594,937	1.6	7.53	43.3	578
50.001 - 55.000	39	6,577,160	1.0	7.54	53.2	576
55.001 - 60.000	52	7,962,829	1.2	7.75	58.0	569
60.001 - 65.000	65	12,932,020	1.9	7.69	63.5	594
65.001 - 70.000	113	20,020,010	2.9	7.60	68.7	587
70.001 - 75.000	190	34,027,759	5.0	7.60	74.1	587
75.001 - 80.000	1,949	385,600,969	56.5	6.90	79.8	642
80.001 - 85.000	320	64,261,634	9.4	7.52	84.5	599
85.001 - 90.000	431	95,903,821	14.1	7.39	89.6	621
90.001 - 95.000	64	13,223,256	1.9	7.85	94.4	643
95.001 - 100.000	527	31,281,676	4.6	9.73	100.0	646
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	898	133,002,588	19.5	7.72	81.7	628
0.50	8	826,242	0.1	7.91	78.0	599
1.00	179	44,715,520	6.6	7.31	80.2	630
2.00	2,206	412,603,192	60.5	7.16	81.2	628
3.00	507	88,479,268	13.0	7.08	78.5	628
5.00	23	2,759,261	0.4	7.44	74.6	578
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,005	310,197,002	45.5	7.23	81.2	610
Reduced	856	176,112,436	25.8	7.20	80.7	647
No Income/ No Asset	23	3,787,768	0.6	7.76	72.0	634
Stated Income / Stated Assets	937	192,288,864	28.2	7.39	80.5	640
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	3,680	656,256,812	96.2	7.26	81.0	627
Second Home	7	2,899,861	0.4	6.95	77.2	655
Investor	134	23,229,398	3.4	7.65	78.0	653
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	568	163,297,176	23.9	6.82	80.6	644
Florida	469	83,019,950	12.2	7.37	79.5	624
New York	125	39,175,513	5.7	7.33	81.4	639
Arizona	181	31,790,182	4.7	7.23	80.9	624
Georgia	229	30,515,858	4.5	7.53	82.4	630
Michigan	230	29,479,525	4.3	7.48	81.5	615
Maryland	117	28,712,042	4.2	7.11	81.0	620
Nevada	118	26,154,429	3.8	7.29	79.6	631
Virginia	124	24,712,180	3.6	7.37	78.3	617
New Jersey	82	19,455,889	2.9	7.55	77.4	610
Washington	79	16,778,422	2.5	6.98	81.9	646
Illinois	95	15,918,807	2.3	7.57	82.4	620
Texas	175	15,325,502	2.2	8.04	83.3	613
Tennessee	120	12,402,310	1.8	7.66	81.5	600
Oregon	62	12,051,164	1.8	6.85	81.7	658
Other	1,047	133,597,120	19.6	7.54	81.6	616
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,539	426,240,262	62.5	7.15	82.4	645
Refinance - Rate Term	149	28,109,286	4.1	7.13	79.7	616
Refinance - Cashout	1,133	228,036,522	33.4	7.52	78.0	596
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	2,826	568,702,323	83.3	7.18	80.6	626
Arm 3/27	162	33,106,259	4.9	6.84	79.4	639
Arm 5/25	20	6,138,093	0.9	6.24	79.5	690
Arm 6 Month	4	1,869,325	0.3	6.69	74.5	577
Fixed - Balloon 15/30	188	13,556,220	2.0	9.23	93.0	656
Fixed Rate	621	59,013,850	8.6	8.10	81.2	624
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,226	558,784,693	81.9	7.29	80.9	625
PUD	249	54,117,096	7.9	7.02	80.1	632
2 Family	137	33,664,576	4.9	7.26	81.8	645
Condo	180	28,776,291	4.2	7.30	80.5	640
3-4 Family	29	7,043,414	1.0	7.76	76.9	650
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.75 - 4.00	58	17,155,917	2.8	6.47	81.2	682
4.01 - 4.50	27	6,105,428	1.0	5.62	79.1	664
4.51 - 5.00	141	30,956,889	5.1	5.97	79.5	663
5.01 - 5.50	286	68,952,468	11.3	6.26	80.5	654
5.51 - 6.00	516	109,887,608	18.0	6.59	80.3	646
6.01 - 6.50	618	136,857,334	22.4	7.01	80.3	633
6.51 - 7.00	750	150,276,728	24.6	7.67	81.0	608
7.01 - 7.50	246	41,452,534	6.8	8.01	80.9	591
7.51 - 8.00	169	24,824,650	4.1	8.51	80.6	584
8.01 - 8.50	119	13,358,613	2.2	9.10	81.3	573
8.51 - 9.00	56	6,504,342	1.1	9.57	78.4	550
9.01 - 9.50	19	2,533,249	0.4	10.01	83.9	575
9.51 - 10.00	5	875,070	0.1	9.79	86.9	552
10.01 - 10.50	1	39,183	0.0	10.10	70.0	536
10.51 - 10.85	1	35,987	0.0	10.85	80.0	579
Total:	3,012	609,816,000	100.0	7.15	80.5	627

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	3	406,846	0.1	7.52	86.9	632
4 - 6	3	1,566,234	0.3	6.73	71.4	559
13 - 15	3	489,934	0.1	7.59	82.6	653
16 - 18	11	2,986,034	0.5	6.90	80.2	638
19 - 21	314	75,049,813	12.3	7.10	80.2	633
22 - 24	2,499	490,995,388	80.5	7.19	80.7	625
28 - 30	4	1,278,085	0.2	6.76	75.1	614
31 - 33	16	3,358,672	0.6	7.09	79.2	621
34 - 36	139	27,546,902	4.5	6.85	79.5	643
37 - 59	20	6,138,093	1.0	6.24	79.5	690
Total:	3,012	609,816,000	100.0	7.15	80.5	627

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.00 - 11.50	77	21,954,439	3.6	5.71	79.4	675
11.51 - 12.00	182	47,310,734	7.8	6.09	79.4	666
12.01 - 12.50	289	74,386,647	12.2	6.35	80.7	651
12.51 - 13.00	461	111,704,410	18.3	6.77	80.8	636
13.01 - 13.50	444	98,717,098	16.2	7.05	80.2	632
13.51 - 14.00	571	106,875,174	17.5	7.39	81.0	621
14.01 - 14.50	364	62,915,811	10.3	7.74	79.9	603
14.51 - 15.00	292	44,993,664	7.4	8.26	81.0	590
15.01 - 15.50	142	17,202,424	2.8	8.63	80.9	582
15.51 - 16.00	127	14,783,732	2.4	9.15	83.3	574
16.01 - 16.50	42	5,286,736	0.9	9.63	83.5	569
16.51 - 17.00	15	2,255,708	0.4	10.24	75.7	556
17.01 - 17.50	1	104,921	0.0	10.75	75.0	512
17.51 - 18.00	1	149,954	0.0	11.65	64.7	524
18.01 - 19.75	4	1,174,548	0.2	10.24	71.8	530
Total:	3,012	609,816,000	100.0	7.15	80.5	627

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.75 - 4.50	4	682,095	0.1	6.01	83.0	649
4.51 - 5.50	76	22,785,135	3.7	5.70	78.6	672
5.51 - 6.00	187	50,065,972	8.2	5.90	79.5	668
6.01 - 6.50	400	97,028,819	15.9	6.39	80.0	651
6.51 - 7.00	686	154,816,970	25.4	6.86	80.1	638
7.01 - 7.50	538	107,935,621	17.7	7.30	80.9	623
7.51 - 8.00	497	87,712,494	14.4	7.77	81.8	606
8.01 - 8.50	233	38,018,824	6.2	8.32	81.8	583
8.51 - 9.00	224	32,072,860	5.3	8.77	82.0	579
9.01 - 9.50	89	9,282,756	1.5	9.34	79.5	565
9.51 - 10.00	58	6,497,568	1.1	9.78	80.8	547
10.01 - 10.50	13	1,280,584	0.2	10.22	83.1	560
10.51 - 11.00	4	1,053,233	0.2	10.78	62.7	549
11.01 - 11.50	1	223,927	0.0	11.40	70.0	504
11.51 - 12.00	1	149,954	0.0	11.65	64.7	524
12.01 - 12.40	1	209,190	0.0	12.40	65.0	502
Total:	3,012	609,816,000	100.0	7.15	80.5	627

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	4	1,911,006	0.3	6.60	75.6	574
1.50	65	17,942,523	2.9	6.91	79.4	630
2.00	852	186,929,932	30.7	7.26	81.4	623
3.00	2,082	401,132,418	65.8	7.11	80.2	629
3.10	1	308,000	0.1	6.20	80.0	624
5.00	8	1,592,121	0.3	6.26	79.2	686
Total:	3,012	609,816,000	100.0	7.15	80.5	627

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2,325	451,058,483	74.0	7.08	80.0	631
1.50	658	152,146,056	24.9	7.33	82.6	619
2.00	6	2,340,315	0.4	7.73	65.1	594
3.00	23	4,271,146	0.7	8.11	74.2	598
Total:	3,012	609,816,000	100.0	7.15	80.5	627

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,160	492,994,602	72.2	7.49	80.7	615
24	45	14,577,741	2.1	6.28	81.1	675
36	13	3,385,685	0.5	6.54	75.5	643
60	569	161,157,909	23.6	6.77	81.2	661
120	34	10,270,133	1.5	6.51	82.0	660
Total:	3,821	682,386,070	100.0	7.27	80.8	628

  *     Note, for second liens, CLTV is employed in this calculation